Thomas J. Morgan 40 North Central Avenue Phoenix, Arizona 85004-4429	Direct Dial: (602) 262-5712 Direct Fax: (602) 734-3911 TMorgan@lrlaw.com Admitted in: Arizona

Our File Number: 34950-00004
January 5, 2006
Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549-7010
Attention: Pamela A. Long
                    Mail Stop 7010

Re:	FortuNet, Inc.
Amendment No. 4 to Form S-1
Filed January 5, 2006
File No. 333-128391
Dear Ms. Long:
     Fortunet, Inc. has filed an Amendment No. 4 to Form S-1. Marked copies of the amendment showing all changes from Amendment No. 3 are provided to assist your review.
     Ms. Brightwell previously provided oral conformation that no additional comments related to the prior filings remained open. Fortunet is filing Amendment No. 4 to (i) update information related to obtaining all required approvals from the Nevada gaming authorities, (ii) remove reference to James Jacobs serving as an independent director, (iii) provide additional information related to underwriting compensation as required by the NASD and (iv) generally update the prospectus and correct minor typographical errors.
     Mr. Jacobs has declined to serve as a board member as a result of accepting a CFO position with a sports franchise. Fortunet is attempting to find a suitable replacement for Mr. Jacobs prior to the closing of the offering.
     Your prompt review and clearance of the referenced filings would be greatly appreciated. If you have any questions or need any additional information on a supplemental basis prior to responding, please contact the undersigned immediately at (602) 262-5712 or by facsimile at (602) 734-3911.

Very truly yours, Thomas J. Morgan

TJM/flg

cc:	Yuri Itkis Jack Coronel Bill Jacques Robert Hambrecht Timothy Harris, Esq. Russ Andrews

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